UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2017
ORGANOVO HOLDINGS, INC.
(Exact name of registrant as specified in its charter) Commission File Number: 001-35996

Delaware	27-1488943
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

6275 Nancy Ridge Dr., San Diego, California 92121
(Address of principal executive offices, including zip code)

(858) 224-1000
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On October 4, 2017, Organovo Holdings, Inc. (the “Company”) issued a press release to announce preliminary unaudited total revenue results for the second quarter of fiscal 2018 and to disclose the restructuring plan discussed in more detail in Item 2.05 below, including the expected costs, timing and operational benefits of restructuring plan and the expected financial impact of the restructuring plan on the Company’s future operating costs and financial results. A copy of this press release is furnished as Exhibit 99.1 hereto.

Item 2.05	Costs Associated with Exit or Disposal Activities.

On September 29, 2017, the Board of Directors (the “Board”) of Organovo, Holdings, Inc. (the “Company”) approved a plan to restructure the Company’s business to better focus and align resources, improve operational efficiency, consolidate overlapping positions, and streamline the Company’s management structure.   Under this plan, which is expected to be completed in November 2017, the Company will reduce its overall workforce by 15 employees (or 13%). Affected employees have received notification and are eligible to receive severance payments based on their level within the organization and years of service, contingent upon an affected employee’s execution (and non-revocation) of a separation agreement, which includes a general release of claims against the Company. The Company expects the reduction in workforce will decrease operating costs by $1.3 million in fiscal 2018 and $2.7 million in fiscal 2019.

In connection with the reorganization plan, the Company estimates that it will incur aggregate charges of approximately $0.9 million related to one-time termination benefits, including severance, and other employee related costs. These costs are expected to be primarily incurred during the third quarter of fiscal year 2018 ending December 31, 2017.

Item 7.01	Regulation FD Disclosure.

The information disclosed under Item 2.02 is also intended to be disclosed under this Item 7.01 and is incorporated herein by reference.

The information furnished in Items 2.02 and 7.01 to this Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following material is filed as an exhibit to this Current Report on Form 8-K:

Exhibit

Number

99.1	Press Release, issued October 4, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ORGANOVO HOLDINGS, INC.

Date: October 4, 2017	/s/ Taylor Crouch
Taylor Crouch
Chief Executive Officer and President